                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.11(c) or Section
          240.14a-12

                         INLAND REAL ESTATE CORPORATION
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1)   Title of each class of securities to which transaction applies:

                       __________________________________

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

               [ ]  Fee paid previously with preliminary materials.

               [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     [ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
               .............................................
          2)   Form, Schedule or Registration Statement No.:
               .............................................
          3)   Filing Party:
               .............................................
          4)   Date Filed:
               .............................................

                         INLAND REAL ESTATE CORPORATION

                                   Notice of
                        Annual Meeting of Stockholders
                                      and
                                Proxy Statement

                                             Date:   June 7, 2001
                                             Time:   10:00 a.m., central time
                                             Place:  2901 Butterfield Road
                                                     Oak Brook, Illinois  60523

[INLAND LETTERHEAD]



April 30, 2001

Dear Stockholder:

You are cordially invited to attend Inland Real Estate Corporation's (the "Company") annual meeting of Stockholders.

We will hold the meeting on June 7, 2001 at 10:00 a.m., central time, at 2901 Butterfield Road, Oak Brook, Illinois 60523. The enclosed packet includes the Notice of Annual Meeting, Proxy Statement and Proxy. The Proxy Statement describes the business that we will conduct at the meeting and provides information about the Company.

Your vote is important. Please complete, date, sign and return the enclosed proxy card promptly, whether you plan to attend the meeting or not. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Sincerely,


      /s/ Robert D. Parks
--------------------------------
Robert D. Parks
Chairman of the Board, President
and Chief Executive Officer

                              [Inland Letterhead]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------
                      Date:     June 7, 2001

                      Time:     10:00 a.m., central time

                      Place:    2901 Butterfield Road
                                Oak Brook, Illinois  60523
                      ------------------------------------


Dear Stockholders:

     At our annual meeting, we will ask you to:

     .    elect seven directors;
     .    ratify the selection of KPMG LLP as our independent auditor for 2001;
          and
     . transact any other business that may properly be presented at the annual meeting.

     If you were a stockholder of record at the close of business on April 30, 2001, you may vote in person at the annual meeting or submit the enclosed proxy.

                                    By order of the Board of Directors,

                                    /s/  Robert D. Parks
                                    -----------------------------------
                                    Robert D. Parks
                                    Chairman of the Board, President
                                    and Chief Executive Officer
April 30, 2001

                               TABLE OF CONTENTS

                                                                          PAGE
INFORMATION ABOUT THE ANNUAL MEETING.......................................  1
     Information About Attending the Annual Meeting........................  1
     Information About this Proxy Statement................................  1
     Information About Voting..............................................  1
     Information Regarding Tabulation of the Vote..........................  1
     Quorum Requirement....................................................  1
     Information About Votes Necessary for Action to be Taken..............  1
     Costs of Proxies......................................................  2
     Other Matters.........................................................  2
     Available Information.................................................  2

PROPOSAL NO. 1 - ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS..............  3
     Background............................................................  3

PROPOSAL NO. 2 -  RATIFY APPOINTMENT OF KPMG LLP...........................  5
     Disclosure of Auditor Fees............................................  5

EXECUTIVE COMPENSATION.....................................................  5
     Independent Director Compensation.....................................  5
     Executive Officers....................................................  6
     Executive Officer Compensation........................................  7
     Employment Agreements.................................................  7
     Stock Option Grants...................................................  9

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................  9

COMMON STOCK OWNERSHIP OF MANAGEMENT....................................... 10

AUDIT COMMITTEE REPORT..................................................... 12

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION........................ 13

PERFORMANCE GRAPH.......................................................... 15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................. 16

STOCKHOLDER PROPOSALS...................................................... 17

APPENDIX A
     INLAND REAL ESTATE CORPORATION CHARTER OF THE AUDIT COMMITTEE.........A-1

                      INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

     Our annual meeting of stockholders will be held on June 7, 2001 at 10:00 a.m., central time, at 2901 Butterfield Road, Oak Brook, Illinois 60523. If you would like to attend, please contact James Pokin at (630) 218-8000 to make arrangements.

Information About this Proxy Statement

     We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the meeting. If you own shares of common stock in the Company in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these materials. Please make sure to vote all of your shares. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission which are designed to assist you in voting your shares. On or about April 30, 2001, we began mailing the proxy materials to all stockholders of record at the close of business on April 30, 2001.

Information About Voting

     You may vote your shares at the annual meeting only if you are a stockholder of record at the close of business on April 27, 2001. Each share is entitled to one vote. As of April 30, 2001, there were 62,959,348.4335 shares outstanding.

     You may grant us proxy to vote on the proposals presented at the annual meeting. You can vote your shares by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card will vote your shares in the manner you indicate. You may specify on your proxy card how you would like your shares voted. If you do not indicate instructions on the card, your shares will be voted for the election of the individuals nominated for director and for the selection of KPMG LLP as our principal independent auditor for 2001;

     Additionally, you may come to the annual meeting and cast your vote in person. If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, attention:
Robert D. Parks; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

      We will tabulate all votes cast at the meeting and will appoint one of our officers to act as inspector of election at the meeting.

Quorum Requirement

     Stockholders owning a majority of our shares must be present in person or by proxy in order for action to be taken at the meeting. For these purposes, "abstentions" and "broker non-votes" will be counted as present for determining whether a majority is present. A broker non-vote occurs when shares registered in the name of a broker are not voted because the broker does not have the authority to do so. A broker non-vote will have no effect on the matters scheduled to be considered at the annual meeting.

Information About Votes Necessary for Action to be Taken

     The seven individuals receiving the greatest number of votes will be elected to serve as directors; provided that a majority of these individuals must be independent. A person is considered to be "independent" under our governing documents if he or she: (1) is not affiliated with The Inland Group, Inc. or any of its affiliates; (2) does not serve as a director for more than two real estate investment trusts organized by The Inland Group and its affiliates; (3) performs no other services for us except as a director; and (4) does not own more than ten percent (10%) of our issued and outstanding common stock. Ratification of KPMG LLP as our independent auditor requires a "yes" vote from a majority of the votes actually cast on the matter.

Costs of Proxies

     We will pay all the costs of soliciting proxies and holding the annual meeting. We have not retained a third party to assist in this process.
Instead, proxies will be solicited solely by our directors, officers or employees. We will not pay any additional compensation to these individuals for these activities. We also intend to request that brokers, banks and other nominees solicit proxies from their principals. We will pay the brokers, banks and other nominees for certain expenses that they incur for these activities.

Other Matters

     We are not aware of any other matter which will be presented at the annual meeting. Generally, no business, aside from the items discussed in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion. Generally, for nominations or other business to be properly brought before the annual meeting by one of our stockholders, the stockholder seeking to make a nomination or bring other business before the meeting must provide, among other things, notice thereof in writing to our secretary at our principal offices not less than forty-five (45) days before the anniversary date on which we first mailed our notice of meeting and proxy materials for the prior year's annual meeting. We mailed the notice and proxy materials for last year's annual meeting on May 4, 2000. Therefore, any stockholder desiring to nominate a person for election to the board or to bring other business before the meeting was required to provide us with notice by March 20, 2001. We did not receive notice of any such proposals by that date.

Available Information

     We file reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Section maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the SEC at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

Background

     Our board has nominated Roland W. Burris, G. Joseph Cosenza, Daniel L. Goodwin, Joel G. Herter, Heidi N. Lawton, Robert D. Parks and Joel D. Simmons to serve as directors for the upcoming year or until their respective successors are elected and begin to serve. Ms. Lawton and Messrs. Burris, Herter and Simmons have been nominated to serve as independent directors.

     We know of no reason why any nominee will be unable to serve if elected.
If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders. You do not have the right to cumulate your votes in electing directors.

     The nominees for election to the board are:

     Roland W. Burris  63.   Independent Director of the Company since January
1996. Mr. Burris has been of counsel to the law firm of Buford & Peters LLC since June 1999. Prior to that, Mr. Burris served as the Managing Partner of Jones, Ware & Grenard, a law firm, from June 1995 to June 1999. Mr. Burris concentrates his practice primarily in the areas of environmental, banking and consumer protection law. From 1973 to 1995, Mr. Burris held various governmental positions in the State of Illinois including State Comptroller (1979 to 1991) and Attorney General (1991 to 1995). Mr. Burris serves on the board of the Illinois Criminal Justice Authority, the Financial Accounting Foundation, the Law Enforcement Foundation of Illinois, the African American Citizens Coalition on Regional Development and the Boy Scouts of America. He currently serves as chair of the Illinois State Justice Commission and is an adjunct professor in the Master of Public Administration Program at Southern Illinois University.

     G. Joseph Cosenza 57. Director of the Company since its formation in 1994 and a member of the Company's management committee since March 2001. Mr. Cosenza is a founding stockholder of, and a Director and Vice Chairman of The Inland Group, Inc., an affiliate of the Company, where, among other things, he supervises a staff of eight property acquisition personnel. The Inland Group, Inc. is a diversified real estate and financial services organization located in Oak Brook, Illinois. In addition, Mr. Cosenza serves on the board, or as an officer, of entities wholly-owned or controlled by The Inland Group. Mr. Cosenza has been a licensed real estate broker since 1968 and an active member of various national and local real estate associations, including the National Association of Realtors and the Urban Land Institute.

     Daniel L. Goodwin 57. Director and a member of the Company's management committee since April 2001. Mr. Goodwin is a founding and controlling stockholder of, and the Chairman of the Board and Chief Executive Officer of, The Inland Group, Inc. Mr. Goodwin also serves as a director or officer of entities wholly-owned or controlled by The Inland Group. In addition, Mr. Goodwin is the Chairman of the Board, President and Chief Executive Officer of Inland Bancorp and serves on the Board of Directors of the Illinois State Affordable Housing Trust Fund, the American National Bank of DuPage and the New Directions Housing Corporation and is a Chairman of the Board of Trustees of Northeastern Illinois University. Mr. Goodwin is also a licensed real estate broker and a member of the National Association of Realtors, the Illinois Association of Realtors and the Northern Illinois Commercial Association of Realtors.

     Joel G. Herter 63. Independent Director of the Company since 1997, Mr. Herter is a senior consultant of Wolf & Company LLP ("Wolf"), certified public accountants, where he has been employed since 1978. Mr. Herter's business experience includes providing accounting and auditing, tax and general business services including venture and conventional financing, forecasts and projections and strategic planning to a variety of industries. Mr. Herter is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Mr. Herter currently serves as Chairman of the Board of Trustees of Elmhurst Memorial Hospital; Director of Suburban Bank and Trust Company; Chairman of the Board of Trustees of Elmhurst College; Chairman of the DuPage Water Commission; Treasurer to the House Republican Campaign Committee and Friends of Lee Daniels Committee; and Treasurer for Illinois Attorney General Jim Ryan. Mr. Herter also serves on the board of the Illinois Sports Facilities Authority.

     Heidi N. Lawton 38. Independent Director of the Company since October 1994, Ms. Lawton is the President of Lawton Realty Group, Inc., a commercial real estate brokerage and management firm which she founded in 1989. Ms. Lawton is responsible for all aspects of its operations, including structuring real estate investments, procuring partner/investors, acquiring land and properties and obtaining financing for development or acquisition. Ms. Lawton has been licensed as a real estate professional since 1982.

     Robert D. Parks 57. Chairman of the Board, President and Chief Executive Officer and a member of the Company's management committee. Mr. Parks has been a Director of the Company since its formation in October 1994. Mr. Parks also served as the Company's President from 1994 through June 2000. Mr. Parks reassumed the office of President and Chief Executive Officer in March 2001.
Mr. Parks is founding stockholder and a Director of The Inland Group, Inc. Mr. Parks also serves on the board, or as an officer, of entities wholly-owned or controlled by The Inland Group. Mr. Parks is primarily responsible for managing The Inland Group affiliated broker-dealer and other marketing and investor relations activities. Mr. Parks is also Chairman of the Board, Chief Executive Officer and a Director of Inland Retail Real Estate Trust, Inc. He is a registered Direct Participation Program Principal with the National Association of Securities Dealers, Inc. and a member of the Real Estate Investment Association and the National Association of Real Estate Investment Trusts.

     Joel D. Simmons 42. Independent Director of the Company since 2000. Mr. Simmons is a limited partner of Cohen Financial, a national real estate finance company, where he has been employed since November 1983. Mr. Simmons focuses on structuring and managing capital for commercial real estate transactions. Mr. Simmons serves on the Board of Directors of Albany Bank & Trust Co. of Chicago, is a member of the International Council of Shopping Centers and sits on the ICSC Illinois State Committee.


     RECOMMENDATION OF THE BOARD: The board recommends that you vote "FOR" the election of all seven nominees.

PROPOSAL NO. 2 -  RATIFY APPOINTMENT OF KPMG LLP

     Our board, on the recommendation of the audit committee, has selected KPMG LLP to serve as our independent auditor for the fiscal year ending December 31, 2001. We traditionally ask our stockholders to ratify the selection of an independent auditor, even though your approval is not required. Further, even if you do not approve the selection of KPMG LLP, we will not replace them for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new auditor. Instead, our board will consider the negative vote as a direction to consider a different auditor next year.

     KPMG LLP has served as our independent auditor since 1994, and no relationship exists other than the usual relationship between independent public auditor and client. Representatives of KPMG LLP are expected to be available at the annual meeting to respond to questions.

Disclosure of Auditor Fees

     The following is a description of the fees billed to us by KPMG during the year ended December 31, 2000:

Audit Fees: We paid audit fees to KPMG in connection with its review and audit of our annual financial statement for the year ended December 31, 2000 and KPMG's review of our interim financial statements included in our Quarterly Reports on Form 10-Q during the year ended December 31, 2000 totaling approximately $193,000.

Financial Information Systems Design and Implementation Fees: We did not engage KPMG to provide advice to us regarding financial information systems design and implementation during the year ended December 31, 2000.

All Other Fees: We paid KPMG approximately $89,400 during the year ended December 31, 2000 for all other non-audit services rendered to us by KPMG; comprised primarily of preparation fees associated with multiple tax returns.

     RECOMMENDATION OF THE BOARD: The board recommends that you vote "FOR" the appointment of KPMG LLP as our independent auditor for the fiscal year ending December 31, 2001.


                             EXECUTIVE COMPENSATION

Independent Director Compensation

     The Independent Directors are paid an annual fee of $18,000 plus a fee for each board or committee meeting attended in person or by telephone equal to $750 and $500, respectively. In addition, each year on the date of our annual meeting of stockholders, each Independent Director then in office receives a grant of options to purchase 1,000 shares of our common stock at an exercise price equal to the then fair market value of the stock. Messrs. Cosenza, Goodwin and Parks do not receive any fees or other remuneration for serving as directors.

     During calendar year 2000, the board met six times. In addition, we formed a committee comprised of Ms. Lawton and Messrs. Burris and Herter to consider and evaluate the merger completed in July 2001. This committee met a total of three times during 2000 and eight times during 1999. Each director serving on the board during 2000 attended all of the board meetings held in 2000, during the respective directors' tenure. Our board also has formed an audit committee and a compensation committee. Ms. Lawton and Messrs. Burris, Herter and Simmons serve on each committee. Mr. Simmons was appointed to these committees in December 2000. Each of the other individuals were members during the entire year with respect to the audit committee and since June 27, 2000, with respect to the compensation committee. During calendar year 2000, the audit and compensation committees met six times and five times, respectively. The board has also formed a management committee to oversee the Company's day-to-day operations. During the fiscal year ended December 31, 2000, this committee was comprised of Norbert Treonis, Samuel Orticelli and Mark Zalatoris. Mr. Treonis resigned in March 2001 and Mr. Orticelli's employment was terminated in April 2001. This committee is now comprised of Messrs. Cosenza, Goodwin, Parks and Zalatoris.

Executive Officers

     The board of directors annually elects our executive officers. These officers may, subject to their respective employment agreements, be terminated at any time. Listed below is information about our executive officers except for Mr. Parks, whose biography is included above.

     Mark E. Zalatoris 43. Senior Vice President, Treasurer, Chief Financial Officer and a member of the Company's management committee. Mr. Zalatoris became a full-time employee of the Company in July 2000 following the Company's merger with its former advisor and property manager. Prior to that, Mr. Zalatoris was employed by an affiliate of The Inland Group, Inland Real Estate Investment Corporation as a Vice President with primary responsibility for asset management and due diligence functions. Mr. Zalatoris is a certified public accountant, holds a general securities license and is a member of the National Association of Real Estate Investment Trusts.

     William W. Anderson 42. Vice President - Acquisitions and Sales. Mr. Anderson became a full-time employee of the Company in July 2000 following the merger. From 1996 to 2000, Mr. Anderson was employed by an affiliate of The Inland Group, Inland Real Estate Acquisitions, Inc., as an Assistant Vice President. Mr. Anderson's responsibilities included analyzing and negotiating the acquisition of shopping centers, apartments and net leased commercial properties.

     D. Scott Carr 37. President of our property management subsidiary. Mr. Carr became a full-time employee of the Company in July 2000 following the merger. Prior to that, Mr. Carr served as President of Inland Commercial Property Management, Inc. Mr. Carr's responsibilities include overseeing all property management operations.

Executive Officer Compensation

     On July 1, 2000, we completed our merger with Inland Commercial Property Management, Inc. and Inland Real Estate Advisory Services, Inc. and became a "self-administered" entity. Prior to that date, we did not have any employees or pay any compensation to our executive officers. Instead we paid Inland Real Estate Advisory Services and Inland Commercial Property Management fees for advisory and property management services, respectively. Following the merger, we hired a staff of employees and entered into employment contracts with certain officers, including our chief executive officer. The table below reports compensation paid to our chief executive officer during the year ended December 31, 2000. No other executive was paid compensation exceeding $100,000 for this period.

                                                                           LONG-TERM COMPENSATION
                                                                           ----------------------
                                      ANNUAL COMPENSATION                  AWARDS              PAYOUTS
                                      -------------------                  ------              -------
(a)                     (b)      (c)        (d)         (e)            (f)          (g)          (h)          (i)

                                                                                 Securities
                                                                    Restricted   Underlying
                                                    Other Annual      Stock       Options/       LTIP       All Other
     Name               Year    Salary     Bonus    Compensation     Award(s)      Sars(#)      Payouts    Compensation
     ----               ----    ------     -----    ------------    ----------   -----------    -------    ------------

Norbert Treonis         2000   $150,000   $  --       $  --          $  --         $  --        $  --        $  --
Director, President     1999     N/A        N/A         N/A            N/A           N/A          N/A          N/A
and Chief Executive     1998     N/A        N/A         N/A            N/A           N/A          N/A          N/A
Officer

Employment Agreements.

     As part of the merger and effective on July 1, 2000, our board appointed Norbert Treonis President and Chief Executive Officer and we entered into a one-year employment contract with him. The July agreement with Mr. Treonis required us to pay him a base salary equal to $300,000 per year plus a bonus determined at our discretion. We also retained the right to terminate this agreement for "cause" which was defined in the agreement as:

     .    conduct amounting to fraud, embezzlement or illegal misconduct;
     . conduct that we reasonably believed has brought us into substantial public disgrace or disrepute;
     .    failure by Mr. Treonis to perform his duties;
     . gross negligence or willful misconduct by Mr. Treonis with respect to us or our clients, employees and activities; or
     . any other material breach of the agreement or any other agreement to which we and Mr. Treonis were a party or, among other things, a material breach of any written policy regarding conflicts of interest, standards of business conduct or fair employment practices.

     The July agreement also provided that if we terminated Mr. Treonis for "cause" or in the event of a "Change in Ownership," all benefits required to be provided by the terms of Company-sponsored benefit plans or programs which Mr. Treonis had earned or been awarded but which had not fully vested at the time of the termination or the "Change in Ownership" would be deemed fully vested. For purposes of the July agreement, a "Change in Ownership" was defined as the approval by our stockholders of:

     . a merger or consolidation of the Company with a third party if we were not the surviving entity;
     .    the sale of substantially all of our assets; or

     . without regard to whether stockholder approval was obtained, the acquisition of not less than twenty-five percent (25%) of our voting securities by a third party not affiliated with The Inland Group, Inc.

     In December 2000, Mr. Treonis signed a revised employment agreement which provided for a three-year term. Under this December agreement, which became effective on January 1, 2001, we were to pay Mr. Treonis a base salary of $500,000 per year plus an incentive bonus determined in accordance with performance thresholds set forth in the agreement. We were also required to grant Mr. Treonis 90,910 shares of our common stock subject to restrictions set forth in the December agreement plus up to an additional 36,363.64 shares on an annual basis based on our performance.

     Under the December agreement, we retained the right to terminate the agreement for "cause" which was defined in the same manner as in the July agreement. The December agreement also contained a provision requiring us to make payments to Mr. Treonis upon a "Change of Control" which was defined in the December agreement to mean:

     . that the members of our board as of the date of the agreement failed to constitute a majority of the board; provided that any individual nominated by the board and becoming a member of the board was to be treated as if the person was a member of the board as of the date of the agreement;
     .    the disposition of all, or substantially all, of our assets;
     . the merger or consolidation with an unaffiliated third person if we were not the surviving entity;
     . any "person" not affiliated with The Inland Group, Inc. acquired twenty-five percent (25%) or more of our voting shares; or
     .    termination or liquidation of the Company.

     In the event of a "Change of Control," we would have been required to pay Mr. Treonis all accrued salary, bonus and benefits, such as vacation pay plus an amount equal to 2.99 times the sum of the current base salary plus an amount equal to the annual incentive bonus paid the previous year plus the annual long-term share award granted to Mr. Treonis the prior year.

     Subsequent to the signing of the December agreement, our board raised questions regarding representations and disclosures made to it and the board's compensation committee relating to the December agreement. An investigation was commenced and before it was completed, Mr. Treonis resigned. As part of Mr. Treonis' resignation, we entered into a "Separation Agreement" with him. Under this agreement, we paid Mr. Treonis $57,451.93 (which, after withholding taxes, was reduced to $34,801.92). In addition, Mr. Treonis canceled and assigned to us any rights he may have had to the shares of our common stock issued under the December agreement. The Separation Agreement contains mutual releases by us and Mr. Treonis of all claims arising from or relating to the signing of the December agreement.

     Following Mr. Treonis' resignation, Robert D. Parks, our Chairman of the Board for the last six years, resumed his duties as President and Chief Executive Officer. As part of the merger, we had previously entered into a one-year consulting agreement with Mr. Parks. This agreement remains in effect. Under this agreement, we pay Mr. Parks an annual salary equal to $50,000. Mr. Parks is also eligible to participate in the Company's benefit plans such as health and disability insurance and 401(k) plans. The agreement automatically renews for an additional one-year period unless either party provides written notice of its intent not to renew not less than thirty days prior to expiration of the then current term. The Company retains the right to terminate the agreement both with and without "cause" which is defined in the same fashion as defined in Mr. Treonis' December agreement. If we were to terminate Mr. Parks without "cause," we would be required to pay him all base salary, vacation pay, reimbursable expenses, benefits and bonus that had accrued to the date of termination plus a severance payment equal to the base salary that would have been paid during the remaining portion of the then current term plus six additional months of the then current base salary. Mr. Parks has also agreed that during the term of the Agreement and for six months following termination for any reason, he will not compete with the Company, solicit customers or employees or take any action which is or could be reasonably expected to be detrimental to the Company, its affiliates or its and their employees or operations. Mr. Parks's agreement does not contain any provision requiring payment to Mr. Parks if a "change in control" occurs. Further, Mr. Parks is not prohibited from continuing his other business activities including serving as Chairman of the Board, President and Chief Executive Officer of Inland Retail Real Estate Investment

Corporation, a real estate investment trust which owns and acquires neighborhood and community shopping centers primarily in the southeastern United States.

Stock Option Grants

     Under our Independent Director Stock Option Plan, we are authorized to issue options to purchase up to 50,000 shares of our common stock to directors who are not, or have not been for at least five years, an employee or officer of the company or any of our subsidiaries. Each person who satisfies this standard is issued an option to purchase 3,000 shares upon becoming a member of the board. Thereafter, each person is granted an option to purchase 1,000 shares (500 shares prior to December 14, 2000) on the date of each annual meeting assuming the person remains an independent director. The exercise price of each option is equal to fair market value as determined on good faith by our board of directors on the date of the grant. The initial grant of options vest and become exercisable as follows: (1) 1,000 shares on the date of grant, and (2) 1,000 shares on the first and second anniversary of the grant, respectively.
All subsequent options vest and become exercisable on the second anniversary of the grant. The latest options granted in September of 2000 have exercise prices of $10.45 per share. We have not adopted any plan providing for the grant of options to our officers or employees.

     On June 27, 2000, we granted options to purchase 500 shares of our common stock to Ms. Lawton and Messrs. Burris and Herter. We granted an option to Mr. Simmons to purchase 3,000 shares of our common stock in September 2000.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of our shares of common stock to file reports of ownership and changes in ownership with the SEC, and to furnish us with copies of the form. Based solely on our review these forms or written representations from the reporting person, we believe that each director, officer and beneficial owner of more than ten percent (10% of our outstanding common stock complied with these filing requirements during the fiscal year ended December 31, 2000.

                      COMMON STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of April 27, 2001 regarding the number and percentage of our outstanding shares of common stock beneficially owned, including shares which may be purchased within sixty (60) days of the date hereof upon the exercise of options by: (1) each director and each nominee for director; (2) each executive officer; and (3) all directors and executive officers as a group. The table also sets forth information as of December 31, 2000 with respect to any person known to us to be the beneficial owner of more than five percent (5%) of our outstanding common stock.


------------------------------------------------------------------------------------------
                                                   Amount and Nature of
Name and Address of Beneficial Owner               Beneficial Ownership   Percent of Class
------------------------------------------------------------------------------------------
William  W. Anderson (2) (3)                               ----                  *
Roland W. Burris (1) (4) (8)                              7,701.8496             *
Scott Carr (2) (3)                                          839.0317             *
G. Joseph Cosenza (1) (3) (9)                            16,203.8222             *
Daniel L. Goodwin (1) (3) (10)                        6,246,463.7530            9.9
Joel G. Herter (1) (5) (11)                               5,772.0708             *
Heidi N. Lawton (1) (6) (12)                              6,902.3766             *
Joel D. Simmons (1) (7) (13)                              1,000.0000             *
Robert D. Parks (1) (2) (3)                              30,585.1623             *
Mark E. Zalatoris (2) (3) (14)                           29,994.3478             *
Inland Mortgage Investment Corporation (15)             136,363.6365             *
Inland Real Estate Investment Corporation (15)        6,065,454.3635            9.6
All Executive Officers and Directors as a group       6,345,462.4150           10.0

(1)  Director of Company
(2)  Executive Officer
(3) The business address of Messrs. Anderson, Carr, Cosenza, Goodwin, Parks and Zalatoris is c/o The Inland Group, Inc., 2901Butterfield Road, Oak Brook, Illinois 60523
(4) The business address of Mr. Burris is c/o Buford, Peters & Ware, LLC, 111 West Washington Street, Suite 1861, Chicago, Illinois 60602
(5) The business address of Mr. Herter is c/o Wolf & Company LLP, 2100 Clearwater Drive, Oak Brook, Illinois 60521
(6) The business address for Ms. Lawton is c/o Lawton Realty Group, 2100 Clearwater Drive, Suite 106, Oak Brook, Illinois 60521
(7) The business address for Mr. Simmons is c/o Cohen Financial Corporation, Two North LaSalle Street, Suite 800, Chicago, Illinois 60602.
(8) Includes options to purchase 5,000 shares at exercise prices ranging from $9.05 to $10.45 per share and 1,343.2226 shares owned by Mr. Burris' spouse.
(9) Includes 9,090.9090 shares owned by the Judith M. Cosenza Revocable Trust, 2,271.9271 shares owned by the Mark Cosenza Gift Trust and 2,271.9261 shares owned by the Cathy Cosenza Gift Trust . Mr. Cosenza serves as trustee of each of these trusts with power to vote the shares and to dispose of the shares.
(10) Includes 136,363.6365 shares and 6,065,454.3635 shares of our common stock owned by Inland Mortgage Investment Corporation and Inland Real Estate Corporation, respectively. Each of these entities is an indirect wholly-owned subsidiary of The Inland Group, Inc. Mr. Goodwin is the controlling shareholder of The Inland Group, Inc.
(11) Includes options to purchase 4,500 shares at exercise prices ranging from $9.05 to $10.45 per share.
(12) Includes options to purchase 5,500 shares at exercise prices ranging from $9.05 to $10.45 per share.

(13) Consists of an option to purchase 1,000 shares at an exercise price equal to $10.45 per share.
(14) Includes 860.6739 shares owned by the Scott Zalatoris Trust and 860.6739 shares owned by the Joanne Zalatoris Trust. Mr. Zalatoris serves as a trustee of each trust along with his spouse. Also includes 27,273 shares granted to Mr. Zalatoris under the terms of his employment agreement dated December 14, 2000.
(15) Indirect wholly-owned subsidiary of The Inland Group, Inc.

* Less than one percent (1%)

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter, which was approved in its current form by our board on April 20, 2001, the Audit Committee assists the board in oversight of the quality and integrity of our accounting, auditing and financial reporting practices. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

The Audit Committee consists of four independent members (as independence is defined by the rules of the New York Stock Exchange) of our board of directors.

In performing its oversight function, the Audit Committee reviewed and discussed our audited consolidated financial statement as of and for the year ended December 31, 2000 with management and KPMG LLP, our independent auditors. The Audit Committee also discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also inquired into whether KPMG provides information technology services and other non-audit services to us and was advised that KPMG does not provide any such services.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to our board that our audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

The Audit Committee:

Roland W. Burris
Joel G. Herter
Heidi N. Lawton
Joel D. Simmons*

* Became a member on December 14, 2000

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     Following completion of the merger on July 1, 2000, our board of directors formed a separate committee to evaluate and make recommendations regarding executive compensation. Prior to this time, we had no employees and therefore no need for a compensation committee since all services were provided by the advisor or property manager in return for fee payments. Since most of the initial compensation arrangements were established as part of the merger negotiations, the discussion herein focuses primarily on the prospective methods for compensating our employees. The committee is comprised of Ms. Lawton and Messrs. Burris, Herter and Simmons, each of whom is an independent director. Ms. Lawton and Messrs. Burris and Herter became members of the committee on June 27, 2000. Mr. Simmons became a member on December 14, 2000 after the committee concluded its deliberations on the December employment agreements signed by, among others, Messrs. Treonis, Orticelli and Zalatoris. The compensation committee has been granted certain powers of the board of directors in connection with establishing and implementing compensation matters, including incentive compensation and benefit plans for our executive officers and board of directors. As a general rule, the committee will recommend to the full board the compensation for our executive officers. The executive officers will be responsible for establishing and implementing compensation policies for our remaining employees, subject to committee oversight.

     The primary focus of our compensation program is to create value for our stockholders. Our compensation policy for executive officers focuses on two aspects:

     .    base salary; and
     . an annual bonus based on performance criteria and payable in cash, stock or some combination.

     The committee believes that this approach will enable us to recruit and retain highly-qualified individuals. Base salaries for our executives will be reviewed on an annual basis by the committee and recommendations for an increase made to the full board based upon an assessment of the individual's contributions to our asset and financial growth as well as competitive pay levels in the REIT industry. Annual cash bonus incentive awards will be designed to protect stockholder interests by establishing performance targets that must be satisfied before paying any incentive amounts. Bonus awards may also be based on each executive's individual performance. Finally, the committee may recommend to the full board that it grant stock options and restricted common stock to our employees. In determining whether to recommend these grants, the committee will generally consider competitive practices in the REIT industry, the executive's scope of responsibility and performance criteria.

     As part of the merger with our former advisor and property manager, we negotiated employment contracts with the three individuals who were to comprise our executive team after the merger: Norbert Treonis (President and Chief Executive Officer), Mark Zalatoris (Senior Vice President, Chief Financial Officer and Treasurer) and Samuel A. Orticelli (Senior Vice President, General Counsel and Secretary). These contracts had one-year terms commencing July 1, 2000. These contracts were purportedly changed by increasing the term to three-year agreements and increasing both their respective base salaries and incentive compensation awards. A description of the agreements entered into with Mr. Treonis is included elsewhere in this proxy statement.

     The entire board, including members of the compensation committee, later raised questions regarding these purported changes and commenced an investigation. Subsequently, Mr. Treonis resigned and Mr. Orticelli's employment was terminated "for cause."

     We entered into a consulting agreement with our existing President and Chief Executive Officer, Robert D. Parks at the time the merger was completed. This agreement remains in effect, and takes into account the fact that Mr. Parks is not required to devote his full time and attention to our affairs. The committee plans to review Mr. Parks' agreement prior to July 1, 2001 to evaluate whether any adjustments are necessary or appropriate.

     In reviewing compensation matters, the compensation committee considers the anticipated tax treatment to us and to our executives of various payments and benefits. The deductibility of some types of compensation payments depends upon the timing of an executive's vesting or exercise of previously granted rights. Furthermore, interpretations of and changes in the tax laws and other factors beyond the compensation committee's control also affect the deductibility of compensation. For these and other reasons, the committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                              Respectfully submitted by the
                              Compensation Committee

                              Roland W. Burris
                              Joel G. Herter
                              Heidi N. Lawton
                              Joel D. Simmons*

*Became a member on December 14, 2000

                              PERFORMANCE GRAPH

     The graph below compares the cumulative total return on our common stock for the last five fiscal years, with the cumulative total return on the Standard & Poor's 500 Index and with the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), Equity REIT Total Return Index for all equity REITs over the same period (assuming the investment of $100 in our common stock the S&P 500 Total Return Index and the NAREIT Equity REIT Total Return Index on December 31, 1995, and the reinvestment of all dividends). The NAREIT's Equity REIT Total Return Index excludes REITs which operate healthcare facilities.


                Comparison of Five Year Cumulative Total Return
               Among the Company, the S&P 500 Total Return Index
                 and the NAREIT Equity REIT Total Return Index


    Year-End Data         1995   1996    1997    1998    1999    2000
    -------------         ----   ----    ----    ----    ----    ----
Inland Real Estate
 Corporation              100   109.27  119.78  130.56  142.06  154.68

S&P 500 Index             100   122.96  163.99  210.86  255.20  231.96

NAREIT Equity Index
 (without Health Care)    100   135.27  162.67  134.20  128.00  161.75

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 27, 2000, our stockholders voted to approve an agreement and plan of merger among Inland Real Estate Advisory Services (our former advisor) and Inland Commercial Property Manager (our former property manager), the respective parent entities of our former advisor and property manager, us, and two wholly-owned subsidiaries of ours. The advisor and property manager were indirect subsidiaries of The Inland Group, Inc., our largest stockholder. Pursuant to this agreement, we agreed to issue an aggregate of 6,181,818 shares of our common stock in exchange for 100% of the outstanding shares of the advisor and the property manager. These entities became wholly-owned subsidiaries and, as a result, we became a self-administered entity effective July 1, 2000. For purposes of the merger, we valued the shares issued for the advisor and the property manager at approximately $68.0 million.

     Prior to the merger, Inland Real Estate Advisory Services provided administration and advisory services pursuant to the terms of an advisory agreement while Inland Commercial Property Management, Inc. provided property management services. We paid the advisor, on a quarterly basis, an annual "Asset Management Fee" equal to not more than one percent (1%) of our "Average Invested Assets." For the year ended December 31, 2000, we paid the advisor fees equal to $2,413,500 or one half of one percent (0.5) of our "Average Invested Assets." Similarly, prior to the merger, the property manager was entitled to receive fees for management and leasing services not to exceed 4.5% of our gross income on the properties managed. For the year ended December 31, 2000, we paid the property manager fees totaling $3,044,834.

     During the year ended December 31, 2000, we purchased various administrative services such as payroll preparation and management, data processing, insurance consultation and placement, investor relations and mail processing from affiliates of The Inland Group, Inc. These services were purchased from these entities based on an hourly cost assigned to each employee of the affiliates providing the services. The hourly rate is based on the employee's salary, plus a pro rata allocation of overhead including but not limited to employee benefits, rent, materials, fees, taxes and operating expenses incurred by each entity in operating their respective businesses, except that computer services were purchased at a contract rate of $30.00 per hour. For the year ended December 31, 2000, we paid $499,597 for these services. We expect to purchase these services during 2001 from The Inland Group affiliates.

     An affiliate of The Inland Group, Inc. holds a mortgage on the Walgreens property located in Decatur, Illinois. As of December 31, 2000, the remaining balance of the mortgage is $685,204. For the year ended December 31, 2000, we paid principal and interest payments totaling $68,266 on this mortgage.

     During the fiscal year ending December 31, 2001, we will purchase legal services from attorneys employed by The Inland Real Estate Group, a wholly-owned subsidiary of The Inland Group, Inc. The fees for these services will be based on costs incurred by The Inland Real Estate Group for providing these services. We cannot estimate how much these fees will be in the aggregate but believe that they will exceed $60,000 for the year ending December 31, 2001.

     In January 2001, we completed a refinancing which resulted in our incurring additional indebtedness of approximately $21.6 million. In connection with obtaining this financing, which is secured by certain of our properties, we paid a commission for mortgage brokerage services to Cohen Financial in an amount equal to $108,000 (equivalent to one-half of one percent of the principal amount of the indebtedness. We anticipate utilizing the services of Cohen Financial in future financing activities. In each case we anticipate paying Cohen Financial a brokerage fee equal to one-half of one percent. Joel D. Simmons, one of our independent directors, is a limited partner of Cohen Financial.

                             STOCKHOLDER PROPOSALS

     We have not received any stockholder proposals for inclusion in this year's proxy statement. If a stockholder wishes to present a proposal to be included in the proxy statement for the next annual meeting, the proposal must be submitted in writing and received by our secretary at our offices no later than January 2, 2002 addressed as follows: to Corporate Secretary, Inland Real Estate Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523.

               ==================================================

                 YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN OF
                      PROXIES WILL SAVE US THE EXPENSE OF
                     FURTHER REQUESTS FOR PROXIES.  PLEASE
                    PROMPTLY MARK, SIGN, DATE AND RETURN THE
                    ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

               ==================================================

                                   APPENDIX A

                         INLAND REAL ESTATE CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE


                                    Mission

     The audit committee of Inland Real Estate Corporation is a standing committee of the Company's board of directors. Through an interactive process with senior management and the Company's independent auditors, the audit committee receives information on and oversees the adequacy of the internal controls established by management.

     Although the audit committee has the responsibilities and powers set forth in this Charter, the function of the audit committee is oversight. The members of the audit committee are not full-time employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Consequently, in carrying out its oversight responsibilities, the audit committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the work of the independent auditors.

     The independent auditors are ultimately accountable to the board of directors and the audit committee. The board of directors, on the basis of the recommendation of the audit committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to select the independent auditors to be proposed for stockholder ratification in the proxy statement).


                                   Membership

     The audit committee shall be comprised of at least three members of the board of directors who satisfy the independence, financial literacy and experience requirements of the New York Stock Exchange and any other regulatory requirements. The audit committee members and the audit committee chairman shall be designated by the board of directors.


                                 Subcommittees

The board of directors and the audit committee shall each have the authority to establish subcommittees of the audit committee. Each subcommittee shall be comprised of at least three members, all of whom shall be appointed by the audit committee or the board of directors. Each subcommittee shall have the power and authority delegated by the board or the audit committee.


                          Duties and Responsibilities

The audit committee shall:

     . With respect to accounting and financial control policy:

         . receive an annual report from the Company's chief financial officer relating to accounting policies used in preparing the Company's financial statements (specifically those policies for which management is required to exercise discretion or judgment regarding the implementation thereof);

         . receive periodic reports from the chief financial officer relating to significant accounting developments and issues, such as reserves, accounting changes and other financial information; and

         . review the possible impact of any impending significant changes in accounting standards or rules as promulgated by the FASB, SEC or others.

     . With respect to the independent auditor:

         . recommend to the board of directors the principal independent auditor, subject to ratification by the stockholders;

         . recommend to the board the fees to be paid to the independent auditors;

         . review on an annual basis the performance of the independent auditors; and

         . monitor the independence of the Company's independent auditor(s), including reviewing and discussing the annual statement as to independence delivered by the independent auditors;

         .  review all non-audit services provided and fees paid therefore;

         . delineate all relationships between the independent auditor and the Company that may impact the objectivity and independence of the independent auditor; and

         . recommend that the board of directors take appropriate action in response to any concerns raised in the annual statement as to independence or the related audit committee discussions.

     . Review with management and the independent auditor:

         . the Company's annual financial statements and related footnotes and the independent auditor's report thereon including its report on the adequacy of Company's systems of internal control and any significant recommendations to improve controls;

         . any significant reserves, accruals or estimates which may have a material impact on the financial statements;

         . any serious difficulties or disputes with management encountered by the independent auditor during the course of the audit and any instances of second opinions sought by management;

         . other matters related to the conduct of the independent audit, which are communicated to the audit committee under generally accepted auditing standards; and

         . to the extent required under appropriate auditing standards or securities laws, rules or regulations, certain matters relating to the Company's interim financial statements.

     . Consider and review with management:

         . the adequacy of the Company's system of internal controls over financial reporting and the safeguarding of assets and compliance with laws and regulations; and

         . any difficulties encountered by the independent auditor in the course of its audit, including any restrictions on the scope of its work or access to required information.

     . Review the findings of the independent auditor and primary regulatory agencies, including any annual report of exam/inspections provided by such agencies, and monitor responses to those findings and the related corrective action plans.

     . Review legal, regulatory and compliance matters that may have a material impact on the financial statements, and any material reports received from regulators.

     . Receive and consider reports from management on an annual or as needed basis relating to:

         .  tax developments and issues;

         .  technology control issues and status;

         .  fraud and operating losses.

     . Evaluate the adequacy of the Audit Committee Charter on an annual basis and recommend revisions, if any, to the board of directors.

     . Prepare any report required by the rules of the Securities and Exchange
       Commission to be included in the Company's annual proxy statement.

     . Perform other oversight functions as requested by the board of directors.


                                    Meetings

The audit committee shall meet four times a year, or more frequently if circumstances dictate.

The audit committee shall meet with and without management present. Separate meetings with the independent auditor will be called as the audit committee deems necessary. At least once a year, the audit committee shall meet alone with the independent auditor (no members of management shall be present).

                         Inland Real Estate Corporation
                             2901 Butterfield Road
                           Oak Brook, Illinois  60523
          This Proxy is solicited on behalf of the Board of Directors


STOCKHOLDER NAME
ADDRESS


     The undersigned hereby appoints Robert D. Parks and G. Joseph Cosenza, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote all the Common Stock of Inland Real Estate Corporation held of record by the undersigned on April 30, 2001, at the Annual Meeting of Stockholders when convened on June 7, 2001 or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any adjournment thereof, the Proxies are authorized, in their discretion, to vote on the matter.

PLEASE MARK VOTES AS IN THIS EXAMPLE. [X]


1. Elect the following seven individuals to serve as directors, including four independent directors, until the next annual meeting of Stockholders or otherwise as provided in our governing documents.

                                                                   FOR  AGAINST
For, except vote withheld from the following nominees:

                                 Roland W. Burris                  [ ]    [ ]

                                 G. Joseph Cosenza                 [ ]    [ ]

                                 Daniel L. Goodwin                 [ ]    [ ]

                                 Joel G. Herter                    [ ]    [ ]

                                 Heidi N. Lawton                   [ ]    [ ]

                                 Robert D. Parks                   [ ]    [ ]

                                 Joel D. Simmons                   [ ]    [ ]


2.    Ratify the appointment of KPMG LLP as our independent        FOR  AGAINST
      auditor for the fiscal year ending December 31, 2001.        [ ]    [ ]
________________________________________________________________________________

INVESTOR NAME                         # of Shares:_______Proxy Account#:________


Signature of Stockholder _____________________________________ Dated:___________

Signature, if held jointly ___________________________________ Dated:___________

Signature, if held jointly ___________________________________ Dated:___________

Signature, if held jointly ___________________________________ Dated:___________

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. Please sign, date and return this proxy card promptly using the enclosed envelope.